SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K dated December 19, 2001 filed by Structured Asset Mortgage Investments Inc.

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                October 18, 2001

Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of September 1, 2001 providing for the issuance by Structured Asset Mortgage Investment Trust 2001-4 of its Mortgage Pass-Through Certificates, Series 2001-4)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                   333-56240               13-3633241
        --------                   ---------               ----------
      (State or other             (Commission             (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000
                                                           --------------

                                       N/A
                      -------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.      Other Events.
             ------------

Structured Asset Mortgage Investments Inc. (the "Seller") registered up to $14,605,511,042 aggregate principal amount of mortgage-backed certificates and/or mortgage-backed notes under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3 (Registration Statement File No. 333-56240) (the "Registration Statement"). Pursuant to the Registration Statement, the Seller filed a Prospectus Supplement dated October 17, 2001, and a Prospectus, dated March 15, 2001 (together, the "Prospectus"), relating to $81,586,200 (approximate) aggregate principal amount of Mortgage Pass-Through Certificates, Series 2001-4 (the "Certificates"), issued by Structured Asset Mortgage Investments Trust 2001-4 (the "Trust") on October 18, 2001 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates"), Class B-4, Class B-5, Class B-6, Class R-1 and Class R-2 Certificates (the "Class B-4 Certificates," "Class B-5 Certificates," "Class B-6 Certificates," "Class R-1 Certificates" and "Class R-2 Certificates," respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") between the Seller, as seller, EMC Mortgage Corporation, as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of a pool (the "Mortgage Pool") of mortgage loans (the "Mortgage Loans").

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K dated December 19, 2001 filed by the Seller, in order to file a revised copy of the Pooling and Servicing Agreement attached as an Exhibit thereto. The Pooling and Servicing Agreement filed herewith supercedes in its entirety such Pooling and Servicing Agreement.

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-56240.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

    (c)  Exhibits

    Exhibit No.

          4.1 Pooling and Servicing Agreement dated as of September 1, 2001 among the Registrant, EMC Mortgage Corporation and Wells Fargo Bank Minnesota, National Association.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                   ------------------------------------------
                                  (Registrant)


Date: January 4, 2002               By: /s/ Joseph T. Jurkowski
                                        -----------------------------------
                                        Name:  Joseph T. Jurkowski, Jr.
                                        Title: Vice-President

                                  EXHIBIT INDEX


Exhibit Number             Description

    4.1 Pooling and Servicing Agreement, dated as of September 1, 2001, among the Registrant, EMC Mortgage Corporation and Wells Fargo Bank Minnesota, National Association.